AMENDMENT TO LOAN AGREEMENT

This Amendment dated as of October 2, 2012 between AccelPath, Inc., a Delaware corporation (the successor to Technest Holdings, Inc., a Nevada corporation) (the “Company”), and Albert Friesen (the “Lender”), to the Loan Agreement dated as of February 10, 2012 between such parties (the “Loan Agreement”) pursuant to which the Lender agreed to loan the Company Fifty Thousand Dollars ($50,000.00) and the Company issued a promissory note dated February 10, 2012 (the “Note”) for that purpose.

RECITALS

WHEREAS, the Company has already paid $5,000 of the outstanding principal of the Note to the Lender;

WHEREAS, the Company and the Lender have agreed to amend the Loan Agreement to amend the Maturity Date set forth in the Loan Agreement from August 10, 2012 to November 10, 2012;

WHEREAS, in consideration of the extension of the Maturity Date, the Company has agreed to pay the Lender $2,000 and issue a warrant to purchase 250,000 shares of the Company’s Common Stock, par value $0.001, at an exercise price of $0.01 in substantially the form attached as Exhibit A hereto (the “Warrant”);

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are acknowledged, the Company and the Lender hereby agree, with effect from the date first set forth above, as follows:

1.    The Company and the Lender hereby acknowledge that a total of $5,000 of the principal amount of the Note has been paid and that the principal amount of the Note currently outstanding is $45,000.

2.    The Loan Agreement is hereby amended as follows:  The term “Maturity Date” as defined in Section 1.4 of the Loan Agreement shall be defined as November 10, 2012.

3.    The representations and warranties made by the Lender in Section 4.2 of the Loan Agreement shall be made hereunder and incorporated by reference as of the date hereof with respect to the issuance of the Warrants hereunder. Subject to those representations and warranties, the Company agrees to issue and deliver the Warrant to the Lender. The issuance of the Warrants shall take place as of the date hereof.

4.    The shares of Common Stock underlying the Warrant shall be considered “Registrable Shares” for purposes of Exhibit E to the Loan Agreement.

5.    The Loan Agreement is, and shall continue to be, in full force and effect as modified hereby. The Lender is hereby authorized to attach this Amendment to the Loan Agreement.

IN WITNESS the execution hereof under seal as of the day and year first above written.

.

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar
Name:	Shekhar Wadekar
Title:	Chief Executive Officer

LENDER:

/s/ Albert Friesen
Name: Albert Friesen

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